SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 9, 2004

AmeriCredit Automobile Receivables Trust 2004-D-F

(Exact name of registrant as specified in its charter)

Delaware	333-105878-07	73-1719693

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

c/o	AmeriCredit Financial Services, Inc.	76102
	Attention: Chris A. Choate, Esq.
	801 Cherry Street, Suite 3900	(Zip Code)
	Fort Worth, Texas
	(Address of Principal Executive
	Offices)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Indenture
Amended and Restated Trust Agreement
Sale and Servicing Agreement
Financial Guaranty Insurance Policy
Purchase Agreement
Indemnification Agreement
Insurance and Indemnity Agreement
Spread Account Supplement
Consent of PricewaterhouseCoopers LLP
Statistical Information

Item 1.01 Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

          AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), has registered an issuance of $750,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2004-D-F (the “Trust”) issued $145,000,000 Class A-1 2.08% Asset Backed Notes, $236,000,000 Class A-2 2.53% Asset Backed Notes, $197,000,000 Class A-3 2.98% Asset Backed Notes and $172,000,000 Class A-4 3.43% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on November 9, 2004 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of October 26, 2004 (the “Indenture”), between the Trust and JPMorgan Chase Bank (“JPM Chase”), as Trustee and Trust Collateral Agent. The Trust has been formed and the Certificate was issued pursuant to a Trust Agreement dated as of October 5, 2004, as amended and restated as of October 26, 2004 (the “Trust Agreement”), attached hereto as Exhibit 4.2, between AFS Funding and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were sold to Credit Suisse First Boston LLC, UBS Securities LLC, Barclays Capital, Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of October 24, 2004, (the “Underwriting Agreement”), between AmeriCredit, AFS Funding and Credit Suisse First Boston LLC, as representative of the Underwriters (the “Representative”).

          The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

          Pursuant to the Purchase Agreement attached hereto as Exhibit 10.1, dated as of October 26, 2004 (the “Purchase Agreement”), between AmeriCredit and AFS Funding Trust (“AFS Funding”), AFS Funding purchased the Receivables from AmeriCredit. Pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of October 26, 2004 (the “Sale and Servicing Agreement”), among the Trust, AFS Funding, AmeriCredit, JPM Chase, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer, the Trust purchased the Receivables from AFS Funding and AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables.

          On the Closing Date, Financial Security Assurance Inc. (the “Insurer”) issued the Financial Guaranty Insurance Policy attached hereto as Exhibit 4.4, dated as of November 9, 2004 (the “Policy”), pursuant to the Insurance and Indemnity Agreement attached hereto as Exhibit 10.3, dated as of October 26, 2004 (the “Insurance Agreement”), among the Insurer, JPM Chase, as the Indenture Trustee, the Trust, AFS Funding, as the Seller, and AmeriCredit specifying the conditions precedent to the issuance of the Policy, the premium in respect thereof and certain indemnification obligations of the Trust, AFS Funding, AmeriCredit and the Indenture Trustee to the Insurer. A spread account (“Spread Account”) was created on the

Closing Date, for the benefit of the Insurer and the Noteholders, pursuant to the Spread Account Agreement attached hereto as Exhibit 10.4, dated as of October 26, 2004 (the “Spread Account Agreement”), among the Insurer, the Trust and JPM Chase, as the Trustee, the Trust Collateral Agent and the Collateral Agent, as a reserve of cash available to pay certain amounts that otherwise will remain unpaid after application of collections on the Receivables and other available funds. .

          As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated October 24, 2004 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act. Pursuant to the Indemnification Agreement attached hereto as Exhibit 10.2, dated as of October 25, 2004 (the “Indemnification Agreement”), between the Insurer and the Representative of the Underwriters, the parties allocated Prospectus Supplement disclosure risks.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

          1.1 Underwriting Agreement, dated as of October 24, 2004, among AmeriCredit, as Sponsor, AFS Funding, as Seller, and the Representative of the Underwriters.

          4.1 Indenture, dated as of October 26, 2004, between the Trust and JPM Chase, as Trustee and Trust Collateral Agent.

          4.2 Amended and Restated Trust Agreement, dated as of October 26, 2004, between the AFS Funding and WTC, as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of October 26, 2004, among the Trust, AmeriCredit, as Servicer, AFS Funding, JPM Chase, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

          4.4 Financial Guaranty Insurance Policy, dated as of November 9, 2004 and delivered by the Insurer.

          10.1 Purchase Agreement, dated as of October 26, 2004, between AmeriCredit, as Seller, and AFS Funding, as Purchaser.

          10.2 Indemnification Agreement, dated as of October 25, 2004, between the Insurer and the Representative.

          10.3 Insurance and Indemnity Agreement, dated as of October 26, 2004, among the Insurer, JPM Chase, as Indenture Trustee, the Trust, AFS Funding, and AmeriCredit.

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          10.4 Spread Account Supplement, dated as of October 26, 2004, among the Insurer, the Trust and JPM Chase, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

          23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2004-D-F

By:	AmeriCredit Financial Services, Inc., as Sponsor

	By:	/s/ Chris A. Choate

	Name:	Chris A. Choate
	Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: November 15, 2004

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 24, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Trust, as Seller (the “Seller”), and Credit Suisse First Boston LLC, as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of October 26, 2004, between AmeriCredit Automobile Receivables Trust 2004-D-F (the “Trust”) and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of October 26, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of October 26, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

4.4	Financial Guaranty Insurance Policy, dated as of November 9, 2004 and delivered by Financial Security Assurance Inc. (the “Insurer”).

10.1	Purchase Agreement, dated as of October 26, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Trust, as Purchaser.

10.2	Indemnification Agreement, dated as of October 25, 2004, between the Insurer and the Representative.

10.3	Insurance and Indemnity Agreement, dated as of October 26, 2004, among the Insurer, the Indenture Trustee, the Trust, the Seller, and AmeriCredit.

10.4	Spread Account Supplement, dated as of October 26, 2004, among the Insurer, the Trust and JPMorgan Chase Bank, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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